SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)      September 23, 1999
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                    GLOBAL TELECOMMUNICATION SOLUTIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)




        Delaware                        1-13478                 13-3698386
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
 of Incorporation)                                           Identification No.)


10 Stow Road, Suite 200, Marlton, New Jersey                    08053
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code    (856) 797-3434
                                                       -------------


                                 Not Applicable
- -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.      Changes in Registrant's Certifying Accountant.

         (a) KPMG LLP has served as the independent auditors of the Registrant for the fiscal years ended December 31, 1994, 1995, 1996, 1997 and 1998 and until September 23, 1999. On September 23, 1999, the Registrant dismissed KPMG LLP because it was determined that the best interests of the Registrant would be served by retaining Wiss & Company, LLP. The decision to change auditors was approved by the Registrant's Board of Directors and the audit committee of the Registrant's Board of Directors. There have been no disagreements between the Registrant and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

               The Independent Auditors' Report issued by KPMG LLP, dated
April 9, 1999, reported on the consolidated financial statements of the Registrant and subsidiaries as of and for the years ended December 31, 1998 and 1997. This report contains a separate paragraph stating that the Registrant has suffered recurring losses from operations and has a significant net working capital deficiency at December 31, 1998 and has not made certain payments of taxes and regulatory fees which raise substantial doubt about the Registrant's ability to continue as a going concern.

         (b) Wiss & Company, LLP has been engaged by the Registrant as of September 23, 1999 as its principal independent auditors and will serve as the independent auditors of the Registrant for the fiscal year ending December 31, 1999.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             16.1     Letter from KPMG LLP.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 29, 1999

                                  GLOBAL TELECOMMUNICATION
                                    SOLUTIONS, INC.



                                  By: /s/ Lee R. Montellaro
                                     -----------------------------
                                     Lee R. Montellaro, Chief Financial
                                     Officer (and Principal Accounting Officer)